ASSIGNMENT, ASSUMPTION AND RECOGNITION AGREEMENT

THIS ASSIGNMENT AND ASSUMPTION AGREEMENT dated July 1, 2006 (this “Assignment”), is entered into among Morgan Stanley Mortgage Capital Inc. (“MSMCI” or the “Purchaser”), GMAC Mortgage Corporation, a Pennsylvania corporation (the “Servicer”), and LaSalle Bank National Association (“LaSalle”), as trustee (the “Trustee”) and as auction administrator (in such capacity, the “Auction Administrator”) of Morgan Stanley Mortgage Loan Trust 2006-10SL (the “Trust”), and acknowledged by Morgan Stanley Capital I Inc. (the “Depositor”).

WHEREAS, the Purchaser is the owner of various mortgage loans, including the mortgage loans identified on Schedule I hereto (the “Specified Mortgage Loans”);

WHEREAS, the Servicer and the Purchaser are parties to the Servicing Agreement dated as of July 1, 2006, (the “Servicing Agreement”), pursuant to which the Servicer has agreed to service the Specified Mortgage Loans on behalf of the Purchaser as “Owner” (as such term is defined in the Servicing Agreement);

NOW, THEREFORE, in consideration of the mutual promises contained herein and other good and valuable consideration (the receipt and sufficiency of which are hereby acknowledged), the parties agree as follows:

1.	Assignment and Assumption

The Purchaser, as Owner, is the owner of all of the rights, title and interest of the rights (the “Servicing Rights”), in, to and under the Servicing Agreement as it relates to the servicing of the Specified Mortgage Loans. Pursuant to this Assignment, the Purchaser hereby grants, transfers and assigns (i) its rights and obligations, as “Owner” under the Servicing Agreement with respect to the Specified Mortgage Loans other than (x) the Servicing Rights which the Owner hereby explicitly retains and (y) and the portion of the Servicing Fee to which the Owner is entitled which the Owner hereby explicitly retains and (ii) any rights granted to the Purchaser as Owner under the Servicing Agreement to the Depositor (the “First Assignment and Assumption”), and the Depositor hereby acknowledges the First Assignment and Assumption. Immediately after giving effect to the First Assignment and Assumption, the Depositor hereby grants, transfers and assigns its rights and obligations in and under the First Assignment and Assumption to the Trustee, on behalf of the Trust, and the Trustee, on behalf of the Trust, hereby accepts such assignment from the Depositor (the “Second Assignment and Assumption”).

The Servicer hereby acknowledges each of the First Assignment and Assumption and the Second Assignment and Assumption.

For the purposes of this Assignment and the Servicing Agreement, Schedule I hereto shall constitute a “Mortgage Loan Schedule” as such term is defined in the Servicing Agreement, and the assignment set forth herein shall constitute a “Reconstitution” (as such term is defined in the Servicing Agreement).

2.	Recognition of Trustee

The parties confirm that this Assignment includes the rights relating to amendments or waivers under the Servicing Agreement. Accordingly, the right of MSMCI, as Owner, to consent to any amendment of the Servicing Agreement and its rights concerning waivers as set forth in Section 16 of the Servicing Agreement shall be exercisable, to the extent any such amendment or waiver affects the Specified Mortgage Loans or any of the rights under the Servicing Agreement with respect thereto by the Trustee on behalf of the Trust as the successor to the Purchaser in its capacity as Owner under the Servicing Agreement.

It is expressly understood and agreed by the parties hereto that (i) this Assignment is executed and delivered by LaSalle Bank National Association, not individually or personally but solely on behalf of the Trust, as assignee, in the exercise of the powers and authority conferred and vested in it, as Trustee, pursuant to the trust agreement dated as of July 1, 2006 between the Depositor and LaSalle Bank National Association, as Trustee and Auction Administrator (the “Trust Agreement”), (ii) each of the representations, undertakings and agreements herein made on the part of the Trust as assignee is made and intended not as personal representations, undertakings and agreements by LaSalle Bank National Association, but is made and intended for the purpose of binding only the Trust, (iii) nothing herein contained shall be construed as creating any liability for LaSalle Bank National Association, individually or personally, to perform any covenant (either express or implied) contained herein, (iv) under no circumstances shall LaSalle Bank National Association be personally liable for the payment of any indebtedness or expenses of the Trust, or be liable for the breach or failure of any obligation, representation, warranty or covenant made or undertaken by the Trust under this Assignment and (v) all recourse for any payment liability or other obligation of the Trust as assignee shall be had solely to the assets of the Trust.

3.	Representations and Warranties

(a)           The Depositor represents and warrants that it is a sophisticated investor able to evaluate the risks and merits of the transactions contemplated hereby, and that it has not relied in connection therewith upon any statements or representations of the Servicer or MSMCI other than those contained in the Servicing Agreement or this Assignment.

(b)           Each of the parties hereto represents and warrants that it is duly and legally authorized to enter into this Assignment.

(c)           Each of the Depositor, the Purchaser and the Servicer represents and warrants that this Assignment has been duly authorized, executed and delivered by it and (assuming due authorization, execution and delivery thereof by each of the other parties hereto) constitutes its legal, valid and binding obligation, enforceable against it in accordance with its terms, except as such enforcement may be limited by bankruptcy, insolvency, reorganization or other similar laws affecting the enforcement of creditors’ rights generally and by general equitable principles (regardless of whether such enforcement is considered in a proceeding in equity or at law).

(d)           The Servicer hereby warrants and represents to, and covenants with, the Purchaser and the Trustee that each of the representations and warranties set forth in Section 6.01 of the Servicing Agreement are true and correct with respect to the Servicer as of the date hereof.

4.           In accordance with the Second Assignment and Assumption, the Trustee, as Owner, hereby directs the Servicer to make all distributions under the Servicing Agreement to it by wire transfer of immediately available funds to:

LaSalle Bank National Association
ABA Number: 071 000 505
Account Name: Corporate Trust Clearing
Account number: 723939.1
For further credit to: Corporate Trust Services, MSM 2006-10SL

In accordance with the Second Assignment and Assumption, the Trustee, as Owner, hereby directs the Servicer to deliver all reports required to be delivered under the Servicing Agreement to it at the following address:

LaSalle Bank National Association
135 South LaSalle Street, Suite 1625
Chicago, Illinois 60603
Attention: Client Manager, MSM 2006-10SL
Telecopier: (312) 904-1368

5.           Amendments to Servicing Agreement.

(a)           The following definitions in Section 1 are revised as follows with respect to the Specified Mortgage Loans:

a.           “Eligible Investments” shall have the meaning set forth in the Trust Agreement.

b.           “Remittance Date” shall mean no later than 1:00 p.m., New York time, on the 18th day of each month, or if such 18th day is not a Business Day, the first Business Day immediately following such 18th day.

(b)           Solely with respect to the Specified Mortgage Loans, the words “; provided, however,” to and including the end of the penultimate sentence of paragraph (a) of Section 3.01 are hereby deleted.

(c)           The following paragraph is hereby incorporated into the Servicing Agreement as new Section 3.19:

“3.19           Fair Credit Reporting Act

The Servicer, in its capacity as servicer for each Mortgage Loan, agrees to fully furnish, in accordance with the Fair Credit Reporting Act and its implementing regulations, accurate and complete information (e.g., favorable and unfavorable) on its borrower credit files to Equifax, Experian and Trans Union Credit Information Servicer (three of the credit repositories), on a monthly basis.”

(d)           Solely with respect to the Specified Mortgage Loans, the following deletions are hereby made to the fourth paragraph of Section 4.01:

a.           the words “following the Business Day” are hereby deleted from the first sentence and

b.           the word “second” is hereby deleted from the second sentence.

(e)           Section 4.02 of the Servicing Agreement is hereby amended to add the following sentence:

“In addition to the other monthly reports described herein, on each Remittance Advice Date, the Servicer shall furnish to the Trustee information regarding realized losses and gains in the format attached as Exhibit K hereto, together with all supporting documentation with respect to the information contained therein.”

(f)           Solely with respect to the Specified Mortgage Loans, the first sentence of Section 5.04 is amended by adding the words “(with a copy to the Trustee)” after the word “Owner”.

(g)           Solely with respect to the Specified Mortgage Loans, Section 5.05 is hereby replaced in its entirety with the following:

“(a) The Servicer shall deliver to the Owner and the Trustee, on or prior to March 15th of each year, an Officer’s Certificate, stating that (i) a review of the activities of the Servicer during the preceding calendar year and of performance under this Agreement has been made under such officer’s supervision, and (ii) the Servicer has complied fully with the provisions of this Agreement, and (iii) to the best of such officer’s knowledge, based on such review, the Servicer has fulfilled all its obligations under this Agreement throughout such year, or, if there has been a default in the fulfillment of any such obligation, specifying each such default known to such officer and the nature and status thereof and the action being taken by the Servicer to cure such default. In addition, Servicer shall provide such other information and access to due diligence with respect to the Mortgage Loans and the servicing and administration thereof within the control of Servicer which can be obtained without unreasonable expense by the Servicer, which shall be required to enable the Trustee or Depositor, as applicable, to comply with the reporting requirements of the Securities and Exchange Act of 1934, as amended.

(b)           For so long as the Mortgage Loans are being serviced by the Servicer or its successor in a securitization transaction, by the later of March 15 or 30 days prior to the date on which the Form 10-K is required to be filed with the SEC of each year (or if not a Business Day, the immediately preceding Business Day), an officer of the Servicer shall execute and deliver an Officer’s Certificate to the Depositor (with a copy to the Trustee) for the benefit of the Depositor and its officers, directors and affiliates, certifying as to the following matters:

(i)           Based on my knowledge, the information in the Annual Statement of Compliance, the Annual Independent Public Accountant’s Servicing Report and all servicing reports, officer’s certificates and other information relating to the servicing of the Mortgage Loans submitted to the Trustee taken as a whole, does not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements made, in light of the circumstances under which such statements were made, not misleading as of the date of the Annual Statement of Compliance;

(ii)           Based on my knowledge, the servicing information required to be provided to the Trustee by the Servicer under this Servicing Agreement has been provided to the Trustee;

(iii)           I am responsible for reviewing the activities performed by the Servicer under the Servicing Agreement and based upon the review required by this Servicing Agreement, and except as disclosed in the Annual Statement of Compliance and the Annual Independent Public Accountant’s Servicing Report submitted to the Trustee, the Servicer has, as of the date of this certification fulfilled its obligations under this Servicing Agreement; and

(iv)           I have disclosed to the Trustee all significant deficiencies relating to the Servicer’s compliance with the minimum servicing standards in accordance with a review conducted in compliance with the Uniform Single Attestation Program for Mortgage Bankers or similar standard as set forth in the Servicing Agreement.

(c)           The Servicer shall indemnify and hold harmless the Depositor, the Trustee and its officers, directors, agents and affiliates from and against any losses, damages, penalties, fines, forfeitures, reasonable legal fees and related costs, judgments and other costs and expenses arising out of or based upon a breach by the Servicer or any of its officers, directors, agents or affiliates of its obligations under this Section 5.05 or the negligence, bad faith or willful misconduct of the Servicer in connection therewith. If the indemnification provided for herein is unavailable or insufficient to hold harmless the Depositor, then the Servicer agrees that it shall contribute to the amount paid or payable by the Depositor as a result of the losses, third-party claims, damages or liabilities of the Depositor in such proportion as is appropriate to reflect the relative fault of the Depsitor on the one hand and the Servicer on the other in connection with a breach of the Servicer’s obligations under this Section 5.05 or the Servicer’s negligence, bad faith or willful misconduct in connection therewith.”

(h)            Solely with respect to the Specified Mortgage Loans, Section 7.02 is hereby replaced in its entirety with the following:

“Merger or Consolidation of the Servicer. The Servicer will keep in full effect its existence, rights and franchises as a corporation (or other entity resulting from merger, conversion or consolidation, to the extent permitted in this Section 7.02), and will obtain and preserve its qualification to do business as a foreign corporation or such other entity in each jurisdiction in which such qualification is or shall be necessary to protect the validity and enforceability of this Agreement or any of the Mortgage Loans and to perform its duties under this Agreement.

Any Person into which the Servicer may be merged or consolidated, or any corporation or other entity (including, without limitation, a limited liability company) resulting from any merger, conversion or consolidation to which the Servicer shall be a party, or any Person succeeding to substantially all of the business of the Servicer (whether or not related to mortgage loan servicing), shall be the successor of the Servicer hereunder, without the execution or filing of any paper or any further act on the part of any of the parties hereto, anything herein to the contrary notwithstanding; provided, however, that the successor or surviving Person shall be an institution (a) having a GAAP net worth of not less than $10,000,000, and (b) that is one of the following: (i) an institution the deposits of which are insured by the FDIC or (ii) an institution which is a HUD-approved mortgagee whose primary business is in origination and servicing of first and second mortgage loans or (iii) an institution which is a Fannie Mae/Freddie Mac approved servicer in good standing.”

(i)            Solely with respect to the Specified Mortgage Loans, the rights of the Servicer pursuant to clause (iv) of Section 9.01(a) are hereby deleted.

(j)           Solely with respect to the Specified Mortgage Loans, the rights of the Servicer pursuant to Section 9.02 are hereby deleted.

(k)           Section 20(a) of the Servicing Agreement is hereby amended to add the Trustee (in its individual capacity and in its capacity as trustee) as an “Indemnified Party” in accordance with such Section.

(l)           Solely with respect to the Specified Mortgage Loans, the following is added to the end of the first sentence of Section 22(a):

“or as necessary to provide the reports required by Section 4.05 of the Trust Agreement.”

(m)           Schedule II hereto is hereby incorporated into the Servicing Agreement as Exhibit K thereto.

6.           Notices

The Depositor’s address for purposes for all notices and correspondence related to the Mortgage Loans, this Assignment and the Servicing Agreement is :

Morgan Stanley Capital I Inc.
1585 Broadway
New York, New York 10036
Attention: Morgan Stanley Mortgage Loan Trust 2006-10SL

The Trustee’s address for purposes for all notices and correspondence related to the Mortgage Loans, this Assignment and the Servicing Agreement is :

LaSalle Bank National Association
135 South LaSalle Street, Suite 1625
Chicago, Illinois 60603
Attention: Trust Administration - MSM2006-10SL

The Purchaser’s address for purposes for all notices and correspondence related to the Mortgage Loans, this Assignment and the Servicing Agreement is :

Morgan Stanley Mortgage Capital Inc.
1221 Avenue of the Americas
New York, New York 10020
Attention: Morgan Stanley Mortgage Loan Trust 2006-10SL

With a copy to:
Morgan Stanley & Co. Incorporated
1585 Broadway
New York, New York 10036
Attention: General Counsel’s Office

The Servicer’s address for purposes for all notices and correspondence related to the Mortgage Loans and this Assignment is :

GMAC Mortgage Corporation
100 Witmer Road
Horsham, Pennsylvania 92127
Attention: Executive Vice President of National Loan Administration

7.           Certain Matters Regarding the Trustee

Each party hereto hereby agrees as follows:

Notwithstanding any term hereof to the contrary, the execution and delivery of this Assignment by the Trustee is solely in its capacity as trustee for Morgan Stanley Mortgage Loan Trust 2006-10SL and not individually, and any recourse against the Trustee in respect of any obligations it may have under or pursuant to the terms of this Assignment (if any) shall be limited solely to the assets it may hold as trustee of Morgan Stanley Mortgage Loan Trust 2006-10SL.

8.           Continuing Effect

Except as contemplated by this Assignment, the Servicing Agreement shall remain in full force and effect in accordance with its terms.

9.           Governing Law

THIS AGREEMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK, WITHOUT REFERENCE TO ITS CONFLICT OF LAW PROVISIONS (OTHER THAN SECTION 5-1401 OF THE GENERAL OBLIGATIONS LAW), AND THE OBLIGATIONS, RIGHTS AND REMEDIES OF THE PARTIES HEREUNDER SHALL BE DETERMINED IN ACCORDANCE WITH SUCH LAWS.

10.           Counterparts

This Assignment may be executed in counterparts, each of which when so executed shall be deemed to be an original and all of which when taken together shall constitute one and the same instrument.

11.           Definitions

Any capitalized term used but not defined in this Assignment has the same meaning as in the Servicing Agreement.

[SIGNATURE PAGE FOLLOWS]

IN WITNESS WHEREOF, the parties have caused this Assignment, Assumption and Recognition Agreement to be executed by their duly authorized officers as of the date first above written.

Purchaser	Trust

MORGAN STANLEY MORTGAGE CAPITAL INC.	MORGAN STANLEY MORTGAGE LOAN TRUST 2006-10SL
BY: LASALLE BANK NATIONAL ASSOCIATION, AS TRUSTEE

/s/ Val Kay	/s/ Susan L. Feld
By: Val Kay	By: Susan L. Feld
Its: Managing Director	Its: Assistant Vice President
Taxpayer Identification Number:

Servicer
GMAC Mortgage Corporation

/s/ Wesley B. Howland
By: Wesley B. Howland
Its: Vice President
Taxpayer Identification Number: 23-1694840

Acknowledged and Agreed:

Morgan Stanley Capital I Inc.

/s/ Val Kay
By: Val Kay
Its: Managing Director
Taxpayer Identification Number:

Schedule I

Specified Mortgage Loan Schedule

[see Schedule A to the Trust Agreement
on file with the Servicer and the Depositor]

SCHEDULE II

Exhibit K - Form of Monthly Remittance Report with Instructions